UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.

Item 1. Reports to Stockholders.

ANNUAL REPORT
October 31, 2017

TICKER ENSBX

Ensemble Fund
Annual Report
October 31, 2017

The Ensemble Fund (the “Fund”) returned 20.62% for the fiscal year ended October 31, 2017. For comparative purposes, the S&P 500® Index (the “S&P 500”), which is the Fund’s benchmark and is considered to be reflective of the US securities markets, had a total return of 23.63% over the same time period.

While we seek to outperform during all parts of the market cycle, our historical experience suggests that our strategy may lag during broad-based bull markets, such as was seen in 2017. While 11 out of 20 stocks that we owned for the entire period outperformed the S&P 500, significant declines in L Brands (-33%) and NOW, Inc (-40%) held back performance during our fiscal year.

Our fiscal year underperformance relative to the S&P 500 can be explained by weak results in two of our portfolio holdings from late July through late August, when our portfolio under-performed by 4.47% as both L Brands and NOW, Inc declined materially (discussed in more detail below). From August 22nd through the end of our fiscal year, L Brands rebounded sharply and the rest of the portfolio excluding NOW, Inc. performed strongly leading to our portfolio appreciating by 8.71% vs the S&P 500, which was up 5.33% .

As we look to 2018, we believe our portfolio is well positioned. NOW, Inc continues to be a drag on the portfolio during the first part of this new fiscal year, but at this time we believe that the company’s opportunity has only been deferred and we continue to believe our core thesis is correct.

During the period, we owned 28 different companies of which 23 generated a positive net return for the Fund.

Significant detractors from the Fund’s total return included the following:

• L Brands: L Brands is the parent company of Victoria’s Secret (about 2/3 of the business) and Bath & Body Works (about 1/3 of the business). Bath & Body Works is the leading retailer of fragrances (scented candles, body lotions, etc.). The fragrance business performed well this year, and we believe that this niche market is relatively immune to the threat of Amazon and other online retailers both because the company sells their own branded, proprietary scents and because there is still no way for consumers to smell fragrances while shopping online. Victoria’s Secret had a much more volatile year. After deciding to exit the swimwear business in late 2016, the company began reporting negative same store sales on a reported basis, as well as on an adjusted basis when excluding swimwear. While the market has been concerned that the business will be disrupted by Amazon, we believe that the company’s dominant position within the category (they sell approximately 40% of all women’s underwear in the U.S.), their strong brands, and their nascent expansion efforts in China all offer strong shareholder value generation potential.

• NOW, Inc.: This company is one of two leading distributors in the U.S. to oil and gas drilling and production companies. After being a top contributor to Fund returns in 2016, NOW, Inc sold off sharply in 2017. While the rebound in the U.S. rig count that drove outperformance in the previous year continued, many of these newly drilled wells were capped rather than moved into the production phase. This has led “drilled but uncompleted wells” to reach record highs and limited the amount of revenue NOW, Inc is producing. We believe that these wells will eventually be completed, and the deferral of the company’s revenue opportunity does not justify the significant decline in the stock price.

2017 Annual Report 1

• Prestige Brands: A new holding for us, Prestige Brands sells over the counter health and wellness products. While a small company, their products typically have #1 or #2 market share in niche areas. While we believe that many consumer, staple-like, non-economically sensitive stocks are currently overvalued, we believe that Prestige is an exception. With fundamental results coming in largely as expected during the year, we believe the stock price decline was primarily due to industry and market pressures on its peer group, and we believe the current high free cash flow yield makes the stock an attractive investment.

Significant contributors to the Fund’s total return included the following:

• MasterCard: Along with Visa, MasterCard is part of an effective duopoly in the global payment processing industry. For the second year in a row it was one of the top contributors to Fund performance. Even with the stock returning 40% in our fiscal year, we believe there is material additional upside. The company has a very long growth runway ahead of it as the majority of consumer payments are still done with cash or check.

• Broadridge: Broadridge provides investor communications (statements, proxy voting and other notifications that security issuers, banks and brokers must send to shareholders and clients) and trade processing. They have an effective monopoly in proxy voting where 98% of mutual fund, ETF and corporate security shareholder votes are processed by the company. The stock performed strongly this year as fundamental performance was solid and the market re-valued the stock higher. We believe that the company can command an even higher valuation multiple in the years ahead that would bring it more in line with other high quality, financial-technology service providers.

• Landstar Systems: After a period of weak trucking activity and weak load pricing, this truck brokerage business performed exceptionally well as both pricing and load volumes rebounded. We believe that the company benefits from being one of the leading truck brokers with a particularly dominant share of the flatbed truck market. As the U.S. industrial economy recovers, we expect the company to continue to report strong results.

Similar to last year, our portfolio continues to be significantly tilted towards economically sensitive stocks - notwithstanding the fact that the Ensemble Fund does not have a mandate to focus on economically sensitive sectors of the stock market. We strive instead to seek out the most attractively priced, high quality companies that exhibit significant competitive advantages. While many companies in less economically sensitive industries meet our criteria for potential investment, we believe that investors are currently assigning excessively high valuations to companies that offer non-cyclical business models.

With the 10-year treasury yield moving from 1.85% to 2.37% during our fiscal year, yield sensitive, defensive sectors, such as consumer staples and utilities, did indeed underperform the broader market. Our avoidance of these sectors benefited the relative performance of the Fund during the fiscal year. While we continue to think that more economically sensitive stocks currently offer better relative value, we would expect to rotate into a more balanced portfolio if defensive sectors continue to underperform return to more historically normal valuation levels.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-800-785-8165.

The Ensemble Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-785-8165. Distributed by Rafferty Capital Markets, LLC-Garden City, NY 11530.

2017 Annual Report 2

Ensemble Fund (Unaudited)

PERFORMANCE INFORMATION

October 31, 2017 NAV $12.48

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

		Since
	1 Year(A)	Inception(A)
Ensemble Fund	20.62%	12.57%
S&P 500® Index (B)	23.63%	13.03%

Annual Fund Operating Expense Ratio (from 2/28/2017 Prospectus): 1.00%

The Fund’s expense ratio for the year ended October 31, 2017 can be found in the financial highlights included within this report.

(A)1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Ensemble Fund commenced operations on November 2, 2015.

(B)The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-785-8165. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2017 Annual Report 3

Ensemble Fund

                                                          Ensemble Fund
                                        by Sectors (as a percentage of Net Assets)
                                                            October 31, 2017
                                                                (Unaudited)

                              * Net Cash represents cash and other assets in excess of liabilities.

Availability of Quarterly Schedule of Investments
(Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines
(Unaudited)

Ensemble Capital Management, LLC, the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.ensemblefund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent period ended June 30th, is available without charge, upon request, by calling our toll free number (1-800-785-8165). This information is also available on the SEC’s website at http://www.sec.gov.

2017 Annual Report 4

Expense Example
(Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. Additionally, your account will be indirectly subject to the expenses of any underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on May 1, 2017 and held through October 31, 2017.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or the charges assessed by Mutual Shareholder Services, LLC as described above and expenses of any underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	May 1, 2017 to
	May 1, 2017	October 31, 2017	October 31, 2017

Actual	$1,000.00	$1,090.91	$5.27

Hypothetical	$1,000.00	$1,020.16	$5.09
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2017 Annual Report 5

Ensemble Fund
		Schedule of Investments
		October 31, 2017
Shares		Fair Value	% of Net Assets
COMMON STOCKS

Aircraft Part & Auxiliary Equipment, NEC
1,715	TransDigm Group Incorporated	$475,913	2.61%
Banks
7,550	First Republic Bank	735,370	4.04%
Electronic Computers
4,160	Apple Inc.	703,206	3.86%
Industrial Instruments for Measurement, Display and Control
17,950	Sensata Technologies Holding N.V. * (Netherlands)	877,935	4.82%
Motor Vehicles & Passenger Car Bodies
6,210	Ferrari N.V. (Italy)	743,213	4.08%
Oil & Gas Field Machinery & Equipment
66,950	NOW Inc. *	838,214	4.60%
Ophthalmic Goods
4,720	Luxottica Group S.p.A. **	271,494	1.49%
Pharmaceutical Preparations
12,260	Prestige Brands Holdings, Inc. *	574,994	3.16%
Retail - Jewelry Stores
2,980	Tiffany & Co.	278,988	1.53%
Retail - Women's Clothing Stores
28,960	L Brands, Inc.	1,246,438	6.84%
Rubber & Plastics Footwear
13,260	NIKE, Inc.	729,167	4.00%
Security Brokers, Dealers & Flotation Companies
19,520	The Charles Schwab Corporation	875,277	4.80%
Services - Business Services, NEC
15,670	Broadridge Financial Solutions, Inc.	1,346,366
9,430	MasterCard Incorporated - Class A	1,402,901
		2,749,267	15.09%
Services - Computer Processing & Data Preparation
6,270	Verisk Analytics, Inc. - Class A *	533,264	2.93%
Services - Computer Programming, Data Processing, Etc.
530	Alphabet Inc. - Class A *	547,511	3.01%
Services - Engineering, Accounting, Research, Management
21,830	Paychex, Inc.	1,392,536	7.64%
Services - Management Services
4,600	The Advisory Board Company *	248,055	1.36%
Services - Prepackaged Software
15,550	Oracle Corporation	791,495	4.34%
Services - Video Tape Rental
3,010	Netflix, Inc. *	591,254	3.24%
Title Insurance
16,530	First American Financial Corporation	899,563	4.94%
Trucking (No Local)
8,920	Landstar System, Inc.	880,850	4.83%
Total for Common Stocks (Cost - $14,654,486)		16,984,004	93.21%
Other Assets in Excess of Liabilities		1,236,775	6.79%
Net Assets		$18,220,779	100.00%

* Non-Income Producing Security. ** American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2017 Annual Report 6

Ensemble Fund

Statement of Assets and Liabilities
October 31, 2017

Assets:
Investment Securities at Fair Value	$16,984,004
(Cost - $14,654,486)
Cash	1,047,620
Receivable for Shareholder Purchases	452
Receivable for Securities Sold	189,664
Dividend Receivable	14,273
Total Assets	18,236,013
Liabilities:
Payable to Adviser (Note 4)	15,234
Total Liabilities	15,234
Net Assets	$18,220,779

Net Assets Consist of:
Paid In Capital	$15,087,588
Accumulated Undistributed Net Investment Income (Loss)	41,361
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	762,312
Unrealized Appreciation (Depreciation) in Value of Investments
Based on Identified Cost - Net	2,329,518
Net Assets, for 1,459,590 Shares Outstanding	$18,220,779
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($18,220,779/1,459,590 shares)	$12.48
Redemption Price * ($12.48 x 0.98) (Note 2)	$12.23

Statement of Operations
For the fiscal year ended October 31, 2017

Investment Income:
Dividends (Net of foreign withholding tax and ADR fees of $766)	$184,853
Interest	738
Total Investment Income	185,591
Expenses:
Management Fees (Note 4)	139,924
Total Expenses	139,924

Net Investment Income (Loss)	45,667

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	780,089
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,792,600
Net Realized and Unrealized Gain (Loss) on Investments	2,572,689

Net Increase (Decrease) in Net Assets from Operations	$2,618,356

* Reflects a 2% redemption fee if shares are redeemed within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report 7

Ensemble Fund

Statements of Changes in Net Assets
	11/1/2016		11/2/2015*
	to		to
	10/31/2017		10/31/2016
From Operations:
Net Investment Income (Loss)	$45,667		$53,446
Net Realized Gain (Loss) on Investments	780,089		73,299
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,792,600		536,918
Net Increase (Decrease) in Net Assets from Operations	2,618,356		663,663
From Distributions to Shareholders:
Net Investment Income	(57,807)		-
Net Realized Gain on Investments	(91,076)		-
Change in Net Assets from Distributions	(148,883)		-
From Capital Share Transactions:
Proceeds From Sale of Shares	7,357,002		8,311,904
Proceeds From Redemption Fees (Note 2)	59		-
Shares Issued on Reinvestment of Dividends	148,883		-
Cost of Shares Redeemed	(601,611)		(128,594)
Net Increase (Decrease) from Shareholder Activity	6,904,333		8,183,310

Net Increase (Decrease) in Net Assets	9,373,806		8,846,973

Net Assets at Beginning of Period	8,846,973		-
Net Assets at End of Period (Including Accumulated Undistributed
Net Investment Income (Loss) of $41,361 and $53,501, respectively)	$18,220,779		$8,846,973

Share Transactions:
Issued	656,699		855,724
Reinvested	13,747		-
Redeemed	(53,338)		(13,242)
Net Increase (Decrease) in Shares	617,108		842,482
Shares Outstanding Beginning of Period	842,482		-
Shares Outstanding End of Period	1,459,590		842,482

Financial Highlights
Selected data for a share outstanding throughout the period:
	11/1/2016		11/2/2015*
	to		to
	10/31/2017		10/31/2016
Net Asset Value -
Beginning of Period	$10.50		$10.00
Net Investment Income (Loss) (a)	0.04		0.09
Net Gain (Loss) on Securities
(Realized and Unrealized)	2.10		0.41
Total from Investment Operations	2.14		0.50
Distributions (From Net Investment Income)	(0.06)		-
Distributions (From Realized Capital Gains)	(0.10)		-
Total Distributions	(0.16)		-
Proceeds from Redemption Fee (Note 2)	-	+	-
Net Asset Value -
End of Period	$12.48		$10.50
Total Return (b)	20.62%		5.00%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$18,221		$8,847
Ratio of Expenses to Average Net Assets	1.00%		1.00%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	0.33%		0.92%	***
Portfolio Turnover Rate	41.81%		31.91%	**

* Commencement of Operations.
** Not Annualized.
*** Annualized.
+ Amount less than $0.005 per share.
(a) Per share amounts were calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report 8

NOTES TO THE FINANCIAL STATEMENTS
ENSEMBLE FUND
October 31, 2017

1.) ORGANIZATION
The Ensemble Fund (the “Fund”) was organized as a non-diversified series of PFS Funds (the “Trust”) on September 23, 2015 and commenced operations on November 2, 2015. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, as amended on January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of October 31, 2017, there were eight series authorized by the Trust. The Fund’s objective is to seek long-term capital appreciation. The investment adviser to the Fund is Ensemble Capital Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”)(normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended October 31, 2017, proceeds from redemption fees were $59.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s initial tax return. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2017, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2017 Annual Report 9

Notes to the Financial Statements - continued

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. The differences between book and tax basis are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER
The Fund records security transactions based on a trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) INVESTMENT SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices in active markets included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

2017 Annual Report 10

Notes to the Financial Statements - continued

Equity securities (common stocks, including ADRs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of October 31, 2017:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks (including ADRs)	$16,984,004	$0	$0	$16,984,004
Total	$16,984,004	$0	$0	$16,984,004

The Fund did not hold any Level 3 assets during the fiscal year ended October 31, 2017. There were no transfers into or out of level 1 and level 2 during the fiscal year ended October 31, 2017. It is the Fund’s policy to consider transfers into or out of level 1 and level 2 as of the end of the reporting period.

The Fund did not invest in any derivative instruments during the fiscal year ended October 31, 2017.

4.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment, and executive personnel necessary for managing the Fund and pays the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, fees and expenses of acquired funds, fees pursuant to Rule 12b-1 distribution plans, and extraordinary or non-recurring expenses. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

As a result of the above calculation, for the fiscal year ended October 31, 2017, the Adviser earned management fees totaling $139,924. At October 31, 2017, the Fund owed $15,234 to the Adviser.

5.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

The Trustees who are not interested persons of the Fund were each paid $1,500, for a total of $4,500, in Trustees’ fees for the fiscal year ended October 31, 2017 by the Adviser.

2017 Annual Report 11

Notes to the Financial Statements - continued

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended October 31, 2017, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $11,357,268 and $5,613,552, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2017, Charles Schwab & Co., Inc., for the benefit of its customers, held, in aggregate, 87.10% of the shares in the Fund. The Trust does not know whether any underlying accounts of Charles Schwab & Co., Inc. owned or controlled 25% or more of the voting securities of the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of securities owned at October 31, 2017 was $14,667,743. At October 31, 2017, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$3,031,101	($714,840)	$2,316,261

The tax character of distributions was as follows:

	Fiscal Year Ended	November 2, 2015* through
	October 31, 2017	October 31, 2016
Ordinary Income	$ 148,883	$ 0
Long-term Capital Gain	0	0
	$ 148,883	$ 0

* Commencement of Operations.

Subsequent to October 31, 2017, there were distributions paid on December 20, 2017 to the shareholders of record on December 19, 2017 of $0.02847 per share from net investment income, $0.217292 per share from short-term capital gains, and $0.316553 per share from long-term capital gains.

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$357,043
Undistributed long-term capital gain (accumulated losses)	459,887
Unrealized appreciation (depreciation) - net	2,316,261
$3,133,191

Book to tax differences are primarily attributable to the tax deferral of wash sales.

9.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that, other than the December 20, 2017 distributions reported in Note 8, there is no impact requiring adjustment or disclosure in the financial statements.

2017 Annual Report 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Ensemble Fund and
Board of Trustees of PFS Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ensemble Fund (the "Fund"), a series of PFS Funds, as of October 31, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ensemble Fund as of October 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 22, 2017

2017 Annual Report 13

Trustees and Officers
(Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-785-8165. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	8	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds
	and		and Portfolio Manager for Value
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Chief	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Compliance	Solutions LLC (investment compli-
	Officer	Officer Since	ance and consulting) since March
		2010	2007.

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.
(2) Jeffrey R. Provence is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by
virtue of his position with the Trust.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	8	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Co-owner of Stebleton & Brown	8	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	(1994 to Current). Estate planning		Investor Funds
and business attorney (1970 to cur-
rent).

George Cossolias, CPA,	Independent	Indefinite Term;	Partner of CWDL, CPAs (February 1,	8	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	2014 to current). Owner of George		Investor Funds
Cossolias & Company, CPAs (1972
to January 31, 2014). President of
LubricationSpecialists, Inc. (1996 to
current).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2017 Annual Report 14

Investment Adviser
Ensemble Capital Management, LLC

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM

Custodian
US Bank, N.A.

Distributor
Rafferty Capital Markets, LLC

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the Ensemble
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Ensemble Fund www.ensemblefund.com 1-800-785-8165

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 10/31/17	FYE 10/31/16
Audit Fees	$13,250	$13,250
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$800	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Semi-Annual Report Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 10/31/17	FYE 10/31/16
Registrant	$3,300	$3,250
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 12/29/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 12/29/17

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 12/29/17